                           PATENT COLLATERAL AGREEMENT

        This 24th day of February, 1998, Eagle-Picher Industries, Inc., an Ohio corporation ("Assignor") with its principal place of business and mailing address at 250 East Fifth Street, Cincinnati, Ohio 45202, in consideration of ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, assigns, mortgages and pledges to ABN AMRO Bank N.V., a bank organized under the laws of The Netherlands, acting as agent for the Secured Creditors under that certain Security Agreement referred to below, with its mailing address at 1325 Avenue of the Americas, New York, New York 10019, and its successors and assigns ("Assignee"), and grants to Assignee a continuing security interest in, the following property:

               (i) Each patent and patent application listed on Schedule A-1 hereto and all of the inventions described and claimed therein and any and all reissues, continuations, continuations-in-part or extensions thereof; and

              (ii) Each patent license listed on Schedule A-2 hereto and all royalties and other sums due or to become due under or in respect of each such patent license, together with the right to sue for and collect all such royalties and other sums; and

             (iii) All proceeds of the foregoing, including without limitation any claim by Assignor against third parties for damages by reason of past, present or future infringement of any patent listed on Schedule A-1 hereto or of any patent licensed under a patent license listed on Schedule A-2 hereto, in each case together with the right to sue for and collect said damages;

in each case, to secure performance of all Obligations of Assignor as set out in that certain Security Agreement bearing even date herewith by and between Assignor and Assignee (the "Agreement").

        Assignor does hereby further acknowledge and affirm that the rights and remedies of Assignee with respect to the assignment, mortgage, pledge and security interest in the patents, patent applications and patent licenses made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

        All terms defined in the Agreement, whether by reference or otherwise, when used herein, shall have their respective meanings set forth therein, unless the context requires otherwise.

        IN WITNESS WHEREOF, Assignor has caused this Agreement to be duly executed as of the date and year last above written.

                                                 EAGLE-PICHER INDUSTRIES, INC.
(CORPORATE SEAL)

                                                 By /s/ ANDRIES RUIJSSENAARS
                                                    ____________________________
                                                    Its President
                                                        ________________________

ATTEST:
                                                     Andries Ruijssenaars
                                                    ----------------------------
                                                        (Type or Print Name)


/s/ JAMES A. RALSTON
-------------------------------
Its Secretary


                                                 ABN AMRO BANK N.V., as agent


/s/ JAMES A. RALSTON
-------------------------------                  By /s/  GEORGE D. AMOROSO  /s/ PAUL WIDUCH
(Type or Print Name)                                _______________________________________
                                                    Its Group Vice President   GVP
                                                        -----------------------------------
                                                    GEORGE D. AMOROSO  PAUL WIDUCH
                                                    _______________________________________
                                                           (Type or Print Name)

STATE OF New York                   )
         _______________            )
                                    ) SS
COUNTY OF New York                  )
          ______________            )



        I, Catherine Jones, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Andries Ruijssenaars, President of Eagle-Picher Industries, Inc., an Ohio corporation, and James A. Ralston, Secretary of said corporation, who are personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such President and _______________ Secretary, respectively, appeared before me this day in person and acknowledged that they signed and delivered the said instrument as their own free and voluntary act and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth; and the said ________________ Secretary then and there acknowledged that he, as custodian of the corporate seal of said corporation, did affix the corporate seal of said corporation to said instrument as his own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

        Given under my hand and notarial seal, this 24th day of February, 1998.


                                              /s/ CATHERINE JONES
                                              ----------------------------------
(NOTARIAL SEAL)                                   Notary Public


                                                  CATHERINE JONES
                                              ----------------------------------
My Commission Expires:                            (Type or Print Name)
       11/17/99
---------------------------------

STATE OF New York                   )
         _______________            )
                                    ) SS
COUNTY OF New York                  )
          ______________            )



        I, Catherine Jones, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Gregory D. Amoroso, Group Vice President of ABN AMRO Bank N.V., a bank organized under the laws of The Netherlands, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Group Vice President appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

        Given under my hand and notarial seal, this 24th day of February, 1998.


                                              /s/ CATHERINE JONES
                                              ----------------------------------
(NOTARIAL SEAL)                                   Notary Public


                                                  CATHERINE JONES
                                              ----------------------------------
My Commission Expires:                            (Type or Print Name)
       11/17/99
---------------------------------

STATE OF New York                   )
         _______________            )
                                    ) SS
COUNTY OF New York                  )
          ______________            )



        I, Catherine Jones, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Paul Widuch, Group Vice President of ABN AMRO Bank N.V., a bank organized under the laws of The Netherlands, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Group Vice President appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

        Given under my hand and notarial seal, this 24th day of February, 1998.


                                              /s/ CATHERINE JONES
                                              ----------------------------------
(NOTARIAL SEAL)                                   Notary Public


                                                  CATHERINE JONES
                                              ----------------------------------
My Commission Expires:                            (Type or Print Name)
       11/17/99
---------------------------------

                                                  SCHEDULE A-1

                                         TO PATENT COLLATERAL AGREEMENT

                                               U.S. PATENT NUMBERS
                                  AND PENDING U.S. PATENT APPLICATION NUMBERS



----------------------------------------------------------------------------------------------------------------

U.S. PATENT                                                                                          EXPIRATION
NUMBER             TITLE OF PATENT                              INVENTOR(S)            DATE ISSUED   DATE
----------------------------------------------------------------------------------------------------------------

4,249,930          Ionic Compounds Formed From Iron and Urea    Atkisson               2/10/81       3/8/99
----------------------------------------------------------------------------------------------------------------------
4,292,357          Zinc/Zinc Oxide Laminated Anode Assembly     Erisman et al.         9/29/81       7/25/99
----------------------------------------------------------------------------------------------------------------------
4,422,667          Suspension For A Tractor-Scraper             Perry                  12/27/83      12/30/2001
----------------------------------------------------------------------------------------------------------------------
4,425,412          Lead/Acid Battery Having Horizontal Plates   Dittmann et al.        1/10/84       5/26/2002
----------------------------------------------------------------------------------------------------------------------
4,477,540          Metal-Gas Cell With Electrolyte Reservoir    Miller et al.          10/16/84      10/3/2003
----------------------------------------------------------------------------------------------------------------------
4,477,546          Lattice For A Battery Electrode Substrate    Wheeler et al.         10/16/84      2/3/2003
----------------------------------------------------------------------------------------------------------------------
4,537,759          Production Of Elemental Silicon From Impure  Walker et al.          8/27/85       6/27/2003
                   Silane Feed
----------------------------------------------------------------------------------------------------------------------
4,554,056          Impregnation Of Nickel Electrodes Using      Whitford               11/19/85      4/18/2005
                   Electric PH Control Circuits
----------------------------------------------------------------------------------------------------------------------
4,626,335          Lithium Alloy Anode For Thermal Cells        Cupp et al.            12/2/86       9/26/2005
----------------------------------------------------------------------------------------------------------------------
4,663,819          Method of Mounting A Metal Yoke To A         Traylor                5/12/87       11/4/2005
                   Composite Tube
----------------------------------------------------------------------------------------------------------------------
4,699,965          Heat Curable Solventless Liquid Prepolymer   Markle et al.          10/13/87      6/28/2005
                   And Novel Monomer Derived Hexylcarbitol For
                   Use Therewith
----------------------------------------------------------------------------------------------------------------------
4,772,296          Method of Purifying And Depositing Group     Potts                  9/20/88       5/12/2007
                   IIIA and Group VA Compounds To Produce
                   Epitaxial Films
----------------------------------------------------------------------------------------------------------------------
4,812,521          Elastomer Modified Epoxies                   Markle                 3/14/89       9/21/2007
----------------------------------------------------------------------------------------------------------------------
4,894,299          Cell Having A Dome-Shaped Solid Ceramic      Morse                  1/16/90       12/2/2008
                   Electrolyte
----------------------------------------------------------------------------------------------------------------------
4,939,271          Mercapto-Modified N-(R-Oxymethyl)            Markle                 7/3/90        1/5/2009
                   Acrylamide-Rubber/Formable Monomer/(Meth)
                   Acrylonitrile Terpolymers
----------------------------------------------------------------------------------------------------------------------


4,952,195          Graphite Drive Shaft Assembly                Traylor                8/28/90       9/28/2007
----------------------------------------------------------------------------------------------------------------------
4,979,632          Portable Vessel For The Safe Storage of      Lee                    12/25/90      5/9/2010
                   Explosives
----------------------------------------------------------------------------------------------------------------------
4,986,721          Extendable Boom Fork Life Vehicle            Lowder et al.          1/22/91       9/17/2009
----------------------------------------------------------------------------------------------------------------------
5,189,819          Trenching Apparatus                          Holloway et al.        3/2/93        5/8/2011
----------------------------------------------------------------------------------------------------------------------
5,228,222          Digging And Propulsion Unit For A Trenching  Holloway et al.        7/20/93       9/17/2012
                   Apparatus
----------------------------------------------------------------------------------------------------------------------
5,247,743          Method And Apparatus For Digging Trenches    Holloway et al.        9/28/93       7/2/2012
----------------------------------------------------------------------------------------------------------------------
5,249,379          Mounting Structure For The Linear Actuators  Baker et al.           10/5/93       9/15/2012
                   Of A Trenching Apparatus
----------------------------------------------------------------------------------------------------------------------
5,257,463          Method And Apparatus For Cooling Or Heating  Wheeler et al.         11/2/93       5/5/2012
                   Battery Cells During Electrical Testing
----------------------------------------------------------------------------------------------------------------------
5,416,962          Method of Manufacture of Vibration Damper    Passarella             5/23/95       12/8/2013
----------------------------------------------------------------------------------------------------------------------
5,464,701          Leakproof, Valve Regulated,                  Rey                    11/7/95       2/27/2015
                   Maintenance-Free Lead Acid Battery
----------------------------------------------------------------------------------------------------------------------
5,518,833          Nonwoven Electrode Construction              Repplinger et al.      5/21/96       5/24/2014
----------------------------------------------------------------------------------------------------------------------
5,564,448          Container Washing Apparatus And System       Lincoln                10/15/96      12/14/2014
----------------------------------------------------------------------------------------------------------------------
Des. 367,255       Battery                                      Rey                    2/20/96       2/20/2010
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  SCHEDULE A-2

--------------------------------------------------------------------------------
                         TO PATENT COLLATERAL AGREEMENT

                                 PATENT LICENSES

                                -- NONE KNOWN --